AMERICAN AADVANTAGE SELECT FUNDS
Supplement dated May 16, 2003 to the Prospectus dated March 1, 2003

The initial investment requirement for the Money Market Select Fund has been lowered from $100 million to $25 million. Therefore, the first sentence of the second paragraph under the section titled Eligibility on page 13 is hereby deleted and replaced with the following:

     An initial investment of at least $25 million is required for the Money Market Select Fund.